Exhibit 99.1

CONTACTS:
Brian Levine	Karen Denning
Media Relations	Media Relations
561-438-2895	630-864-6050
Brian.Levine@officedepot.com	karendenning@officemax.com

Rich Leland	Mike Steele
Investor Relations	Investor Relations
561-438-3796	630-864-6826
Richard.Leland@officedepot.com	michaelsteele@officemax.com

OFFICE DEPOT, INC. NAMES STEPHEN E. HARE

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Financial Veteran Brings Strong Operating Skills and Integration Experience

Co-CFO Mike Newman Retires from Organization

Interim Co-CFO Deb O’Connor Returns to Position as

Senior Vice President, Finance and Co-Chief Accounting Officer

Boca Raton, Fla. and Naperville, Ill., December 2, 2013 – Office Depot, Inc. (NYSE: ODP), a leading global provider of office products, services, and solutions formed by the merger of Office Depot and OfficeMax, today announced the appointment of Stephen Hare as Executive Vice President and Chief Financial Officer, effective immediately. Hare reports to Roland Smith, Chairman and CEO of Office Depot, Inc., and replaces Co-CFO Mike Newman, who has retired from the Company, and interim Co-CFO Deb O’Connor, who has returned to her position as Senior Vice President, Finance and Co-Chief Accounting Officer.

Hare comes to Office Depot, Inc. from The Wendy’s Company where he served as Senior Vice President and Chief Financial Officer from 2011 until September 2013. Hare was Senior Vice President and Chief Financial Officer of Wendy’s/Arby’s Group, Inc. from 2008 through 2011. Previously, he served as Chief Financial Officer of Arby’s Restaurant Group, Inc.

“Having worked closely with Steve on transforming businesses in the past, I know he brings to Office Depot, Inc. the knowledge and discipline needed to realize the synergies inherent in the merger of Office Depot and OfficeMax,” Smith said. “I am confident that Steve’s financial skills and wealth of operations and management experience will enable us to be a more competitive and efficient provider of office products and services, and set us on a path for sustainable growth.

“I also would like to thank Mike for his many contributions to Office Depot over the past five years,” Smith added. “In that time, he has delivered strong financial and operational management and successfully guided the Company during a period of significant economic challenges. Further, his leadership has been instrumental in the merger and integration of Office Depot and OfficeMax. The Board and I wish him the best in the future.

“Additionally, I would like to thank Deb for stepping up these last four months and assuming the role of interim CFO,” Smith said. “She has done an outstanding job of leading the OfficeMax financial organization and supporting the integration.”

Smith plans to have the Office Depot, Inc. Executive Committee in place by the end of this month.

Additional Background on Stephen Hare

Prior to his senior management positions with The Wendy’s Company, Wendy’s/Arby’s Group, Inc., and Arby’s Restaurant Group, Inc., Hare was Executive Vice President of Cadmus Communications Corp. and the President of Publisher Services Group, a division of Cadmus, from 2003 to 2006. He served as Executive Vice President and Chief Financial Officer of Cadmus from 2001 to 2003.

From 1996 to 2001, Hare was Executive Vice President and Chief Financial Officer of AMF Bowling Worldwide, where he also was a member of the Board of Directors. From 1990 to 1996, he was Senior Vice President and Chief Financial Officer of James River Corp.

Hare, 60 years old, serves on the Board of Directors of Hanger, Inc. (NYSE: HGR). He graduated with a BBA from the University of Notre Dame and with an MBA from the Harvard Business School.

About Office Depot, Inc.

Formed by the merger of Office Depot and OfficeMax, Office Depot, Inc. is a leading global provider of products, services, and solutions for every workplace – whether your workplace is an office, home, school, or car.

Office Depot, Inc. is a resource and a catalyst to help customers work better. We are a single source for everything customers need to be more productive, including the latest technology, core office supplies, print and document services, business services, facilities products, furniture, and school essentials.

The company has combined annual sales of approximately $17 billion, employs about 66,000 associates, and serves consumers and businesses in 59 countries with more than 2,200 retail stores, award-winning e-commerce sites and a dedicated business-to-business sales organization – all delivered through a global network of wholly owned operations, joint ventures, franchisees, licensees and alliance partners. The company’s portfolio of leading brands includes Office Depot, OfficeMax, OfficeMax Grand & Toy, Viking, Ativa, TUL, Foray, and DiVOGA.

Office Depot, Inc.’s common stock is listed on the New York Stock Exchange under the symbol ODP. Additional press information can be found at: http://news.officedepot.com.

Additional information about the recently completed merger of Office Depot and OfficeMax can be found at http://officedepotmaxmerger.com.

All trademarks, service marks and trade names of Office Depot, Inc. and OfficeMax Incorporated used herein are trademarks or registered trademarks of Office Depot, Inc. and OfficeMax Incorporated, respectively. Any other product or company names mentioned herein are the trademarks of their respective owners.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to, among other things, the Company, the merger and other transactions contemplated by the merger agreement, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the Company’s control. There can be no assurances that the Company will realize these expectations or that these beliefs will prove correct, and therefore investors and shareholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; the risks that the combined company will not realize the estimated accretive effects of the merger or the estimated cost savings and synergies; the businesses of Office Depot and OfficeMax may not be integrated successfully or such integration may take longer, be more difficult, time-consuming or costly to accomplish than expected; the business disruption following the merger, including adverse effects on employee retention; the combined company’s ability to maintain its long-term credit rating; unanticipated changes in the markets for the combined company’s business segments; unanticipated downturns in business relationships with customers; competitive pressures on the combined company’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s and OfficeMax’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The combined company does not assume any obligation to update or revise any forward-looking statements.